UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2011

SUPERIOR UNIFORM GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-5869	11-1385670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd. Seminole, Florida		33772
(Address of Principal Executive Offices)		(Zip Code)

(727) 397-9611

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

(a) The information included in Item 5.03 of this Form 8-K regarding the amendment to the Bylaws of Superior Uniform Group, Inc. (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The board of directors of the Company amended Article V, Section 5 of the Company’s Bylaws in order to increase the number of days from fifty (50) days to seventy five (75) days prior to the date of any meeting of shareholders that the board may fix the record date for such meeting. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011

SUPERIOR UNIFORM GROUP, INC.

By:	/s/ Andrew D. Demott, Jr.
	Name:	Andrew D. Demott, Jr.
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Superior Uniform Group, effective February 23, 2011.